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Exhibit 10.3


PMC INTERNATIONAL, INC.
PRIVATE OFFERING OF SECURITIES
SUBSCRIPTION AGREEMENT
(New Bridge Loan)


THIS SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of November 22, 1996, is between PMC International, Inc., a Colorado corporation (the "Company"), and the Subscriber whose name appears on the signature page hereto (the "Subscriber").

WHEREAS, the Company is offering (the "Offering") Units of Securities ("Units") for up to $250,000, each Unit comprised of a Promissory Note ("Note") with a principal amount of $1,000 (which Note may be issued in multiple denominations thereof in proportion to the number of Units subscribed for by the Subscriber) and warrants ("Warrants") to purchase 100 shares (which Warrant may be issued in multiple denominations thereof in proportion to the number of Units subscribed for by the Subscriber) of the Company's common stock, par value $.01 per share (the "Common Stock"), at a price of $1.625 per share.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions contained herein, I hereby agree to purchase and the Company agrees to sell _______ Units offered by the Company in accordance with the terms described herein and in the Note and Warrant to be executed in connection herewith. This subscription may be rejected by the Company in whole or in part in the sole discretion of the Company. Subject to the terms and conditions of this Agreement, the sales of the Units to be purchased by the Subscriber (the "Closing") shall take place by delivery of documents to or for the benefit of the Subscriber on November 22, 1996, or on such other business day thereafter as may be agreed upon by the Company and the Subscriber (the "Closing Date").
At the Closing the Company will deliver the Notes and Warrants registered in the Subscriber's name (or in the name of the Subscriber's nominee), representing the aggregate number of Units to be purchased by the Subscriber, against delivery by the Subscriber to the Company of immediately available funds in the amount of the purchase price therefor.

2.  Representations and Warranties of the Subscriber. The Subscriber


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represents and warrants to the Company that:

a. The Units and underlying securities are being purchased by it for investment only, for its own account and not with a view to the offer or sale in connection therewith, or the distribution thereof.

b. The Subscriber will not take, or cause to be taken, any action in connection with the Offering of the Units that would cause it to be deemed an underwriter of the Units or underlying securities, as defined in Section 2(11) of the Securities Act of 1933, as amended (the "Act").

c.  The Subscriber has received and read a copy of the Private
Placement Memorandum, dated November 11, 1996, with respect to the Company's offering of up to $10 million of Common Stock (the
"Memorandum").

d. The Subscriber has had an opportunity to ask questions of, and receive answers from the officers of the Company to verify the accuracy and completeness of the information made available to it.

e. By virtue of the Subscriber's pre-existing relationship with the Company, the Subscriber's net worth or by reason of the Subscriber's knowledge and experience in financial and business matters in general, and investments in particular, the Subscriber is capable of evaluating the merits and risks of an investment in the Units. The Subscriber's overall commitment with respect to the Units herein is not disproportionate to its net worth and will not cause such overall commitment to become excessive.

f. The Subscriber's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Units to satisfy any existing or contemplated undertaking, need or indebtedness.

g. All the representations, warranties and acknowledgments of the Subscriber contained in this Subscription Agreement are true, accurate and complete as of the date hereof.

h. The address set forth below is the Subscriber's true and correct residence and it has no present intention of becoming a resident or any other state or jurisdiction at this time.

i.  The Subscriber acknowledges and is aware of the following:

i) The Units are a speculative investment which involve a high degree of risk of loss by the Subscriber of its investment in the Units.


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ii) There are substantial restrictions on the transferability of the
Units and underlying securities; the Units and underlying securities cannot be transferred unless they are registered under the Act and any applicable state laws and regulations, or an exemption from such registration is available and established to the satisfaction of the Company; upon the execution and delivery of the Registration Rights Agreement (as defined below) as provided for herein, the Subscriber will have rights to require that the securities comprising the Units be registered under the Act as set forth in such Registration Rights Agreement; while a public market currently exists for the Common Stock of the Company, the Subscriber may have to hold the Units and underlying securities indefinitely and it may not be possible for the Subscriber to liquidate its investment in the Company; and there is no guarantee that a public market will continue to exist for the Common Stock, or even if it does exist, that the trading volume will be sufficient.

iii) The Company has experienced operating losses since inception. There can be no assurance that the Company will achieve profitable operations in the future.

iv) If the Subscriber is not an individual, the undersigned represents and warrants that the individual signing on behalf of the entity has full legal power and authority to purchase the Units subscribed for herein and execute the documents relating thereto. Upon request of the Company the undersigned will provide written documentation thereof.

3. Accredited or Other Special Investors. The Subscriber is (initial all applicable responses):

____  A member of management of the Company.

____  An affiliate of the Company.

____ A small business investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958.

____  A business development Company as defined in the Investment
Company Act of 1940.

____ A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity.

____  A broker or dealer registered pursuant to Section 15 of the


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Securities Exchange Act of 1934.

____  An insurance Company as defined in Section 2(13) of the Act.

____  An investment Company registered under the Investment Company
Act of 1940.

____ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance Company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000.

____ A private business development Company as defined in Section 202(1)(22) of the Investment Advisors Act of 1940.

____ An organization described in Section 501(c)(3) of the Internal Revenue Code, a business trust, a corporation or a partnership with total assets in excess of $5,000,000.

____ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net worth together with his/her spouse, exceed $1,000,000.

____ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D.

____ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year.

____ A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above.

4. Restrictions on Transferability. The Subscriber hereby agrees that the Units and underlying securities being purchased by it shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN


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     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
     SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 4 OF THE SUBSCRIPTION AGREEMENT DATED AS OF NOVEMBER 22, 1996, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF PMC INTERNATIONAL, INC."

The Subscriber further agrees that the Units and underlying securities may also be stamped with any other legend(s) required by applicable state securities laws (the "State Acts").

Prior to any transfer of any Units or underlying securities which is not registered under an effective registration statement under the Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and shall deliver an opinion of counsel (which may be counsel to the Company), in form and substance reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration of such Units or underlying securities under the Act or applicable State Acts. Each certificate issued upon or in connection with the transfer of any Units or underlying securities shall bear the appropriate restrictive legend set forth above, unless in the opinion of such counsel such legend is no longer required to insure compliance with the Act. The Company will pay the reasonable fees and disbursements of counsel (other than house counsel) in connection with any and all opinions rendered by such counsel pursuant to this Section.

5. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as follows:

a. Organization, Standing and Qualification. Each of the Company and its Subsidiaries (as hereinafter defined) (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and
(iii) is duly qualified or licensed to do business as a foreign corporation and is in good standing in all jurisdictions in which it is required to be so qualified or licensed except where the failure to be so licensed or qualified would not have a material adverse affect on the Company and its Subsidiaries taken as a whole. As used in this Agreement, the term "Subsidiaries" means Portfolio Management Consultants, Inc., Portfolio Brokerage Services, Inc. and Portfolio Technology Services, Inc. and the term "Subsidiary" refers to each of


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such entities individually.  The Company does not own any capital stock in any entity other than the Subsidiaries.

b.  Capitalization.

i) The issuance and sale of the Units has been duly authorized by the Company, and upon conversion of the Notes and/or exercise of the Warrants, as the case may be, in accordance with the terms thereof, the shares of Common Stock issuable in respect thereof will be validly issued, fully paid and non-assessable.

ii) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, no par value (the Preferred Stock"). As of the date of this Agreement, there are (x) 5,555,713 shares of Common Stock issued and outstanding and no shares of Common Stock held in the Company's treasury, (y) no shares of Common Stock reserved for issuance upon exercise of outstanding stock options, warrants or otherwise except for (i) 2,534,000 shares of Common Stock reserved for issuance upon exercise of options granted by the Company, (ii) 5,100,000 shares of Common Stock reserved for issuance upon exercise of warrants issued by the Company, and (iii) 233,750 shares of Common Stock reserved for issuance upon the exchange of certain Preferred Stock for Common Stock and (z) 349,017 shares of Preferred Stock issued and outstanding, and no shares of the Preferred Stock held in the Company's treasury or reserved for issuance upon exercise of outstanding stock options or otherwise. All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except (x) for agreements relating to the Offering of the Units, or (y) as described in the Memorandum, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of the Company or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of the Company.

iii) All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and all such shares are owned directly or indirectly by the Company free and clear of any lien, charge, encumbrance or security interest whatsoever, except for the security interests of Bedford Capital Financial Corporation ("Bedford") in all outstanding stock of the Subsidiaries, the security interest of certain bridge loan lenders to the Company (the "Old Bridge Lenders") therein and any security interest to be granted to Subscribers in the Offering. No Subsidiary has or is bound by any outstanding


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subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

c.  Authorization and Validity of Agreements.

i) Each of this Agreement, the Note, the Warrant and the Collateral Assignment and Security Agreement, dated as of November 22, 1996, between the Company and the Subscribers for Units in the Offering
(the "Security Agreement") has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general principles of equity. All corporate proceedings on the part of the Company necessary to approve this Agreement and to consummate the transactions contemplated hereby have been taken prior to the date of this Agreement.

ii) The Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company in accordance with the terms hereof, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

d. No Conflict with Other Instruments; No Approvals Required Except as Have Been Obtained. Delivery and performance of this Agreement, the Note, the Warrant and the Security Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing under, any provision of law, statute, ordinance or regulation applicable to the Company, and will not conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of the Company under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of the Company or any of the Subsidiaries pursuant to the Articles of Incorporation or By-Laws of the Company or any of its



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Subsidiaries, as the case may be, or any order, judgment, decree, law, ordinance or regulation applicable to the Company or any contract, instrument, agreement or restriction to which the Company or any of the Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their assets or properties is bound, except for the approval of Bedford which has been obtained. Neither the Company nor any of its Subsidiaries nor any of their respective assets or properties is subject to any charter, by-law, contract or other instrument or agreement, order, judgment, decree, law, statute, ordinance or regulation or any other restriction of any kind or character that would prevent the Company from entering into this Agreement, the Note, the Warrant or the Security Agreement or from consummating the transactions contemplated hereby or thereby in accordance with the terms hereof or thereof.

e. No Material Adverse Change. Since September 30, 1996, except as described in or contemplated by the Memorandum, there has not been any material adverse change in the business, prospects, assets, liabilities, results of operations or financial condition of the Company or any of its Subsidiaries.

f.  Financial Statements.

i) Except as otherwise stated in the notes thereto, the financial statements of the Company and its Subsidiaries attached to the Memorandum have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis and fairly present the financial position, results of operations and changes in financial position of the Company and its Subsidiaries as of the dates and for the periods indicated. The selected financial data relating to the Company and its Subsidiaries included in the Memorandum have been compiled on a basis consistent with that of the audited consolidated financial statements of the Company and its Subsidiaries included in the Company's Form 10-KSB included as an exhibit to the Memorandum and fairly present the information shown therein. Except as reflected in such financial statements and the notes thereto and except as described in the Memorandum under the caption "The Company--Corporate History--New Bridge Loan," neither the Company nor any of its Subsidiaries have any liabilities absolute or contingent, that are, individually or in the aggregate, material to the Company and its Subsidiaries, other than ordinary course liabilities incurred since the last date of such financial statements in connection with the transactions contemplated by the Memorandum or with conduct of the business of the Company or any of its Subsidiaries that are not, individually or in the aggregate, material to the Company and its Subsidiaries.

ii) Nothing has come to the attention of the Company which causes it to believe that the information contained in the Memorandum under the caption "Financial Projections" is not reasonably based upon information available to the management of the Company as of the date


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of the Memorandum and at the time of Closing.  The Company believes that the projections of financial results contained in the Memorandum were prepared on a reasonable basis and the underlying assumptions provide a reasonable basis for such forecast.

g. Full Disclosure. None of the Memorandum, this Agreement, the Note, the Warrant or the Security Agreement or the Schedules hereto (except for the Subscriber's representations and warranties set forth herein), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading except that no representation or warranty is made with respect to the projections set forth in the Memorandum under the caption "Financial Projections" other than as set forth above. There is no fact known to the Company which the Company has not disclosed to the Subscriber in the Memorandum or herein which materially adversely affects, or which could reasonably be expected to materially adversely affect, the business, prospects, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole or the ability of the Company to perform it obligations under this Agreement, the Note, the Warrant or the Security Agreement.

h.  Litigation.

i) Except as described in the Memorandum, there is no action, suit, proceeding or investigation pending, or to the best knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries in any court or before any governmental authority or arbitration board or tribunal, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole or that could adversely affect the consummation of the transactions contemplated hereby or by the Note, the Warrant, the Security Agreement or the Registration Rights Agreement.

ii) Except as described in the Memorandum, neither the Company nor any of its Subsidiaries is subject to, or in any material way affected by, any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal which has materially adversely affected or which could reasonably be expected to materially adversely affect the business, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole or that could adversely affect the consummation of the transactions contemplated hereby or by the Note, the Warrant, the Security Agreement or the Registration Rights


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Agreement.

i. Taxes. The Company and its Subsidiaries have filed all United States federal income tax returns and all other tax returns that are required to be filed by it and all such tax returns are true, correct and complete in all material respects. The Company and its Subsidiaries have paid all taxes for the periods covered by such returns, except for such taxes being diligently contested in good faith and by appropriate proceedings and adequately reserved for in accordance with GAAP on the Company's balance sheet as of September 30, 1996. No claims for additional taxes (as hereinafter defined), interest or penalties are now being asserted or threatened against the Company or any of its Subsidiaries by any taxing authority except for such claims that, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the business, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole or are reserved for in accordance with GAAP on the Company's balance sheet as of September 30, 1996. For purposes of this Agreement, the term "taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, use, occupation, transfer, license, payroll, withholding, social security and franchise taxes, imposed by the United States, or any state, local of foreign government or subdivision or agency thereof; and such term shall include any interest, penalties or additions to tax attributable to such assessments. For purposes of this Agreement the term "tax return" shall mean any report, return or other information required to be supplied to taxing authority in connection with taxes.

j. Compliance with Laws. Neither the Company nor any of its Subsidiaries is, or after giving effect to the transactions contemplated hereby and by the Note, the Warrant, the Security Agreement or the Registration Rights Agreement and the transactions described in the Memorandum under the caption "The Restructuring" and "The Company -- Phillips and Andrus LLC"), will be, in material violation of any statutes, laws, ordinances, rules or regulations, or any judgment, order or decree (Federal, state, local or foreign) to which any of them is, or will be, subject or has failed to obtain any material licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its business.

k. Private Offering. Neither the Company, its Subsidiaries nor, to the best knowledge of the Company, any person authorized to act on behalf of the Company has taken any action which would require registration of the offering and sale of the Units pursuant to this



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Agreement or the other agreements relating to the sale of the Units under the Securities Act or would violate applicable state securities or "blue sky" laws or any rules, regulations or policies adopted thereunder. The Company has not taken and agrees that it will not, and will not authorize anyone to, take any action so as require the issuance and sale of the Units to be registered under the Securities Act.

l. SEC Reports. Since January 1, 1992, the Company has filed all annual, quarterly and other reports required to be filed by it with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of the dates filed, such reports complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

m. Intellectual Property. Each of the Company and its Subsidiaries owns or possesses all material patents, trademarks, service marks, trade names, copyrights, licenses, and other rights, in each case free from burdensome restrictions (excluding the security interests therein of Bedford and the Old Bridge Lenders), which are necessary for the ownership, maintenance and operation of its properties and assets, and neither the Company nor any of its Subsidiaries is in violation of any provision thereof in any material respect.


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n.  Investment Company Act.  The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended.

6. Conditions to Subscriber's Obligations. The Subscriber's obligation to purchase and pay for the Units to be sold to such Subscriber at the Closing shall be subject to the fulfillment, prior to or at the Closing, of the following conditions:

a. Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

b. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

c. Opinion of Counsel. The Subscribers shall have received an opinion from Maureen Dobel, Esq, counsel for the Company, as to the matters set forth in Exhibit A hereto, addressed to the Subscribers and dated as of the Closing Date.

7. Conditions to the Company's Obligations. The Company's obligation to issue and sell the Units under this Agreement as to any Subscriber shall be subject to the fulfillment, prior to or at the Closing, of the following conditions:

a. Representations and Warranties. The representations and warranties of such Subscriber contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

b. Payment for the Units. Such Subscriber shall have delivered to the Company and the Company shall have received full payment in immediately available funds in respect of such Subscriber's purchase of the Units.

8. Registration Rights Agreement. As soon as practicable after the date hereof (but, in any event, no earlier than December 15, 1996), the Company shall enter into a registration rights agreement (the


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"Registration Rights Agreement") for the benefit of the Subscribers in customary form reasonably acceptable to the Company and the Subscriber.

9. Survival. All representations, warranties and agreements contained in this Agreement or made in writing by or on behalf of the Company or by the Subscriber in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by the Subscriber or any other holder of the Units on the Subscriber's behalf, the purchase of the Units under this Agreement and any disposition or payment of the Units. All statements contained in any certificate or other instrument delivered by or on behalf of either party hereto pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall be deemed representations and warranties such party under this Agreement.

10. Termination of Agreement. This Agreement may be terminated and the transactions contemplated herein abandoned by the written agreement of the Company and the Subscriber.

11. Amendment; Waiver. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the parties hereto.

12. Notices. Any notices or other communications required or permitted hereby shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and, if to the Company, at the address to which this letter Subscription Agreement is addressed, and, if to the Subscriber, at the address set forth below the Subscriber's signature hereto, or to such other addresses as either the Company or the Subscriber shall designate to the other by notice in writing.

13. Successors and Assigns. This Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and the Subscriber.

14. Reliance Upon Representations. Each of the Subscriber and the Company understand that the other party is relying upon the accuracy of the representations and warranties which the other party has made in this Agreement. Each of the Subscriber and the Company agrees to indemnify the other party and any control persons of such entity, for any loss they may suffer as the result of any breach of any warranty, representation or statement of facts which such indemnifying party has made in connection with the transactions contemplated hereby.

15.  Applicable Law.  This Subscription Agreement shall be governed by


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and construed in accordance with the laws of the State of Colorado without regard to the principles of conflict of laws and, to the extent it involves any United States statute, in accordance with the laws of the United States.

16.  Integration; Severability.

a. This Agreement embodies the entire agreement and understanding between the Subscriber and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

b. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or effecting the validity, unenforceability or legality of such provision in any other jurisdiction.

17. Appointment of Agent. The Subscriber understands that in connection with the purchase of Units, the Agent on behalf of the Subscriber will be granted a lien together with all other investors in this Offering, on certain assets of the Company as security for the Note (the "Lien"). In order to facilitate the creation and perfection of the Lien, the Subscriber hereby appoints David R. Gloss of Lakewood, Colorado ("Agent"), to act as Subscriber's attorney-in-fact for the purpose of perfecting the Lien, enforcing the Lien, subordinating the Lien and releasing the Lien. The Subscriber understands and agrees that the Agent will be acting in such capacity with respect to each such investor ("Investors") in the Offering and understands and authorizes the Company to compensate the Agent for Agent's time incurred in connection with agreeing to become Agent, as well as for filing, releasing and subordinating the Lien following his appointment as Agent and acceptance thereof. The Subscriber also understands and agrees that any other matters undertaken by the Agent must be paid for by the Investors (if not reimbursed by the Company) and that if such matters are undertaken Subscriber will be required to enter into a separate written agreement with the Agent. The Subscriber agrees, authorizes and instructs the Agent to act as follows in connection with the Lien:

a. Agent shall be empowered to execute, on the Subscriber's behalf, security documents deemed necessary and appropriate by Agent for the perfection of the Lien and to execute all documents deemed necessary or advisable to fulfill Investors' obligations under the security documents, including, without limitation, executing documents necessary to effectuate the subordination of Investors' Lien to the senior lien of Bedford, the junior lien to the Old Bridge Lenders and to bank or financial institution operating lines of credit, if any, provided the consent of each holder of the Notes shall be required for the Agent to enter into any agreement relating to any subordination or release of any collateral securing the Notes. All such documents shall be referred to as "Security Documents". Subscriber hereby consents and authorizes the Agent to enter into that certain Subordination Agreement of even date herewith between the Company, Bedford Capital Financial Corporation the Agent.

b. Should there be an Event of Default under the Notes, then the Agent, at the direction of the Majority Noteholders, will take actions deemed necessary or advisable to enforce the Lien and to the extent feasible, obtain proceeds for the benefit of the Investors; pay such proceeds to the Investors, based upon the respective percentages of the Investor's ownership of the total principal balance of the Notes outstanding. Such efforts of Agent will continue until all amounts due the Investors pursuant to the terms of the Notes have been paid in full.

c. When all amounts under the Notes have been paid in full to the Investors, the Agent shall deliver to the Company a release of the Investors' Lien and then the Agent shall be discharged.

d. Any right the Investors may have pursuant to the Security Documents may be exercised by the Agent on behalf of the Investors and the Subscriber hereby appoints the Agent as its attorney-in-fact, with power of substitution, and with complete authority to do all things necessary for the collection of the Notes and the enforcement of the Lien; to demand and receive of and from any person all property, debts, and demands belonging and owing to the Investors pursuant to the Notes and the Security Documents. The Subscriber authorizes the Agent to perform and act in the manner specified by the Security Documents, it being understood, however, that the Agent is only acting on behalf of the Investors. The Agent may execute and exercise any of the rights or powers vested in him or perform any such duties either himself or by or through his attorneys, agent or employees.

e. The Agent acts hereunder as agent and in a ministerial capacity for the Subscriber and the other Investors, and his duties shall be determined solely by the provisions of this document and the Security Documents. The Subscriber expressly acknowledges, understands and agrees that it is not looking to or relying upon Agent for any advice with respect to an investment in the Offering or any other matter related thereto, including, without limitation, securities laws implications or compliance issues. The Agent shall not be deemed to make any representations as to the validity or value or authorization of the Notes or the Lien. The Agent shall not be liable for any act or omission in connection with this agency except for his own gross negligence or willful misconduct.

f. The Agent shall be under no obligation to institute any action, suit or legal proceeding or take any other action likely to involve expense unless the Investors shall furnish the Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Agent to take such action as the Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agency may be enforced by the Agent without the possession of any of the Notes or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Agent shall be brought in his name as Agent, and any recovery of judgment shall be for the ratable benefit of the investors, as their respective rights or interests may appear.

g. The Agent will not incur any liability or responsibility for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by him to be genuine and to have been signed, sent or presented by the proper party or parties. The Agent may at any time consult with counsel satisfactory to him and shall incur no liability or responsibility for any action taken, suffered or omitted by him in good faith in accordance with the opinion or advice of such counsel.

h. At any time that the Agent requests specific written instructions from the Investors, or if the Agent requests that oral instructions be followed by written instructions, the Investors, within three (3) days of receiving such request for written instructions, shall prepare and transmit such instructions to the Agent. The failure of the Investors to so transmit such requested instructions shall relieve the Agent from any liability pertaining to any action which was the subject of the requested instruction and which action was taken by the Agent in good faith. Any notice, statement, instruction, request, direction, order or demand of the Investors shall be sufficiently evidenced by an instrument signed by Investors having Notes constituting in the aggregate more than 50% of the then outstanding aggregate principal balance of the Notes. Agent shall be entitled to rely upon a certificate executed by an officer of the Company certifying as to the outstanding principal balance under the Notes. The Agent shall not be liable for any action taken, suffered or omitted by him in accordance with such notice, statement, instruction, request, direction, order or demand.

i. The Subscriber, jointly and severally with the other Investors, agrees to reimburse the Agent for his reasonable expenses hereunder;

and further agrees to indemnify the Agent and save him harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Agent in the execution of his duties hereunder except losses, expenses and liabilities arising as a result of the Agent's gross negligence or willful misconduct.

j. The Investors having Notes constituting in the aggregate more than 50% of the then outstanding aggregate principal amount of the Notes, may, for whatever reason, replace the Agent with a new agent on 10 business days prior written notice to the Agent without however affecting the liabilities, responsibilities or obligations accruing hereunder prior to such termination. The new agent will succeed to all of the rights and obligations of the Agent.

k.  The Agent may resign by giving written notice to the Investors.

l. This agency appointment shall be governed and construed under the laws of the State of Colorado.
[Signature Page for Entity]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PMC INTERNATIONAL, INC.



By:
Name:


___________________________________
Name of Entity (Print or Type)


By: _______________________________
Name:



Address of Subscriber:

[Signature Page for Individual]


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PMC INTERNATIONAL, INC.



By:
Name:


___________________________________
Signature of Individual Subscriber


___________________________________
Name of Individual Subscriber



Address of Subscriber: